                           --SCHEDULE 14A TEMPLATE--
===============================================================================




                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               The Brinson Funds
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     (1) Amount Previously Paid:

      -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:





Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                               THE BRINSON FUNDS

                       IMPORTANT SHAREHOLDER INFORMATION


These materials are for a special meeting of shareholders of certain series of The Brinson Funds (the "Trust"). The special meeting (the "Special Meeting") is scheduled to be held on October 30, 2000 at 4:00 p.m., Central time. This information will provide you with details of the proposals to be voted on at the Special Meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the recommendations of the Board of Trustees of the Trust on page [3] of the Proxy Statement.

We urge you to spend a few minutes reviewing the proposals in the Proxy Statement. Then, fill out the proxy card and return it to us either in the enclosed envelope or by faxing both sides of the card to 1-888-796-9932 so that we know how you would like to vote. When shareholders return their proxies promptly, the Trust may be able to save money by not having to conduct additional mailings.

We welcome your comments.  If you have any questions, call 1-800-448-2430.

                               THE BRINSON FUNDS



Dear Shareholders:

I am writing to request that you consider a number of important matters relating to your investment in The Brinson Funds (the "Trust"). The Trust will be holding a special meeting of shareholders (the "Special Meeting") of certain series of the Trust (the "Brinson Series" or the "Funds"). The Special Meeting will be held on October 30, 2000 at 4:00 p.m., Central time, at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Funds.

The Board of Trustees (the "Board") of the Trust recommends that shareholders of the Funds (the "shareholders") cast their votes in favor of:
                                                -----------

     1. Approving amendments to the Investment Advisory Agreements between the Trust, on behalf of the Brinson Series, and Brinson;

     2. Approving the Sub-Advisory Agreements (the "Sub-Advisory Agreements") between Brinson and UBS Asset Management (New York), Inc. ("UBS New York"), with respect to the Brinson Series;

     3.   Amending certain of the Funds' fundamental investment restrictions;
          and

     4.   Eliminating certain of the Funds' fundamental investment restrictions.

Please take a moment to review this document and fill out, sign and return the enclosed proxy card.

The Board has proposed implementing the Sub-Advisory Agreements as a consequence of the consolidation of investment management functions among various subsidiaries of UBS AG, the corporate parent of Brinson and UBS New York. In order to put the Sub-Advisory Agreements into place, it is first necessary to amend the current Investment Advisory Agreements with Brinson.

If approved by shareholders, these proposed changes will not result in any
                                                         ---           ---
additional fees being paid by shareholders.

The Board has also proposed amending and/or eliminating certain of the Funds' fundamental investment policies. We believe that the recommended changes will provide additional investment opportunities to the Funds, as further described in the attached Proxy Statement. We urge you to approve these proposals that are designed to benefit all shareholders by providing the Funds with greater flexibility in pursuing their investment objectives.

The Proxy Statement includes a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Funds, we hope that this format will be helpful to you.

                                                  Sincerely,

                                                  Thomas J. Digenan
                                                  President of The Brinson Funds

                               THE BRINSON FUNDS

                           209 South LaSalle Street
                            Chicago, Illinois 60604

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             of certain series of
                               THE BRINSON FUNDS

                          To be held October 30, 2000

TO THE SHAREHOLDERS OF THE BRINSON FUNDS

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS of certain series of the Brinson Funds (the "Trust") will be held on October 30, 2000 at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604. (The special meeting is referred to as the "Special Meeting.") Shareholders of the U.S. Small Cap Growth Fund, U.S. Large Cap Growth Fund, High Yield Fund, Global Biotech Fund and Global Technology Fund series of the Trust (collectively, the "Brinson Series" or the "Funds") will be eligible to vote at the Special Meeting. The Special Meeting will convene at 4:00 p.m., Central time. The Trust proposes to mail this notice of the Special Meeting, the proxy card, and the Proxy Statement to shareholders of record on or about September 25, 2000.

The following proposals will be presented to the shareholders (the "shareholders"):

1. To approve or disapprove amendments to the Investment Advisory Agreements between the Brinson Trust, on behalf of the Brinson Series, and Brinson;

2. To approve or disapprove the Sub-Advisory Agreements between Brinson and UBS Asset Management (New York), Inc., with respect to the Brinson Series;

3. To approve or disapprove amendments to certain of the Funds' fundamental investment restrictions:

     (a) To amend the Funds' fundamental investment restrictions regarding borrowing;

     (b) To amend the Funds' fundamental investment restrictions regarding underwriting;

     (c) To amend the Funds' fundamental investment restrictions regarding lending;

     (d) To amend the Funds' fundamental investment restrictions regarding investments in real estate;

     (e) To amend the Funds' fundamental investment restrictions regarding investments in commodities;

     (f) To amend the Funds' fundamental investment restrictions regarding issuing senior securities and making short sales;

     (g) To amend the Funds' fundamental investment restrictions regarding industry concentration (applies to each Fund except the Global Biotech Fund and Global Technology Fund); and

     (h) To amend the U.S. Small Cap Growth Fund's fundamental investment restriction regarding diversification (applies to the U.S. Small Cap Growth Fund only).

4. To approve the elimination of certain of the Funds' fundamental investment restrictions:

     (a) To eliminate the Funds' fundamental investment restrictions regarding purchasing securities on margin;

     (b) To eliminate the Funds' fundamental investment restrictions regarding investments in other investment companies; and

     (c) To eliminate the Funds' fundamental investment restrictions regarding investments in oil, gas and/or mineral exploration or development programs or leases (applies to each Fund except the Global Biotech Fund and Global Technology Fund).

The transfer books of the Trust will not be closed, but only those shareholders of record of the Brinson Series at the close of business on September 18, 2000 will be entitled to notice of, and to vote on, the proposals at the Special Meeting, or at any adjournments thereof.

Shareholders may attend in person. If you plan to attend the Special Meeting, so indicate on the enclosed proxy card and return it promptly in the enclosed envelope. No postage is required if mailed in the United States. Whether you will able to attend or not, PLEASE VOTE, SIGN AND DATE THE PROXY AND RETURN IT PROMPTLY.

September 25, 2000                      By Order of the Board of
Trustees

                                        Carolyn M. Burke
                                        Secretary of The Brinson Funds


================================================================================
                     PLEASE RETURN YOUR PROXY IMMEDIATELY
                  TO PREVENT ADDITIONAL SOLICITATION EXPENSE
================================================================================

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Questions and Answers:  About the Special Meeting and the
Proxy Statement..........................................................      1

Proposal 1:  Approval of Amendments to the Investment
Advisory Agreements between the Trust, on behalf of the
Brinson Series, and Brinson..............................................

Proposal 2:  Approval of the Sub-Advisory Agreements between
Brinson and UBS Asset Management (New York), Inc., with
respect to the Brinson Series............................................

Proposal 3:  Approval of Amendments to Certain of the Funds'
Fundamental Investment Restrictions......................................

     3(a): Borrowing Money...............................................
     3(b): Underwriting Securities.......................................
     3(c): Lending.......................................................
     3(d): Investments in Real Estate....................................
     3(e): Investments in Commodities....................................
     3(f): Issuing Senior Securities and Making Short
           Sales.........................................................
     3(g): Concentration of Investments..................................
     3(h): Diversification of Investments................................

Proposal 4:  Approval of the Elimination of Certain of the
Funds' Fundamental Investment Restrictions...............................

     4(a): Purchasing Securities on Margin...............................
     4(b): Investments in Other Investment Companies.....................
     4(c): Investments in Oil, Gas and/or Mineral
           Exploration or Development Programs or Leases.................

Other Business...........................................................

Information about the Trust..............................................

Further Information about Voting and the Special Meeting.................

                                      (i)

                               THE BRINSON FUNDS

                           209 South LaSalle Street
                            Chicago, Illinois 60604


                                PROXY STATEMENT

                   QUESTIONS AND ANSWERS: ABOUT THE SPECIAL
                        MEETING AND THE PROXY STATEMENT

INFORMATION ABOUT VOTING

Q.   Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of The Brinson Funds (the "Trust") has requested your vote on several matters in connection with the special meeting of shareholders of certain series of the Trust. The special meeting (the "Special Meeting") will be held at 4:00 p.m., Central time, on October 30, 2000, at the offices of the Trust's investment advisor and manager, Brinson Partners, Inc. ("Brinson"), at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604. The Trust proposes to mail the Notice of the Special Meeting, the proxy card and the Proxy Statement to shareholders of record on or about September 25, 2000.

     The Trust was established as a Delaware business trust on December 1, 1993. This Proxy Statement relates to the following five (5) series of the Trust (each a "Brinson Series," and together, the "Brinson Series"):

     .    U.S. Small Cap Growth Fund

     .    U.S. Large Cap Growth Fund

     .    High Yield Fund

     .    Global Biotech Fund

     .    Global Technology Fund

     A Brinson Series may be referred to in this Proxy Statement as a "Fund," and the Brinson Series are collectively called the "Funds."

Q.   Who is eligible to vote?

A. Shareholders of record of the Funds at the close of business on September 18, 2000 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

GENERAL INFORMATION ABOUT THE PROPOSALS

Q.   What is being voted on at the Special Meeting?

A. The Board is asking shareholders of the Trust (the "shareholders") to vote on the following proposals affecting the Trust:

  1. To amend the Investment Advisory Agreements between the Trust, on behalf of the Brinson Series, and Brinson (Proposal 1);

  2. To approve the Sub-Advisory Agreements between Brinson and UBS Asset Management (New York), Inc. ("UBS New York"), with respect to the Brinson Series (Proposal 2);

  3. To amend certain of the Funds' fundamental investment restrictions (Proposals 3(a)-3(h)); and

  4. To eliminate certain of the Funds' fundamental investment restrictions (Proposals 4(a)-4(c)).

     At its meeting on August 21, 2000, the Board considered (i) amending the Trust's Investment Advisory Agreements and (ii) implementing the Sub-Advisory Agreements. The Board approved each of the amended and proposed Agreements, and recommended that the Agreements be submitted for shareholder approval. At the meeting, the Board also reviewed and approved the proposed changes to the fundamental investment restrictions of the Funds. Each of the proposed Agreements and changes are subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice.

Q.   How do the Trustees recommend that I vote on these proposals?

A.   The Trustees recommend that shareholders vote FOR each proposal.

INFORMATION REGARDING PROPOSALS 1 AND 2

Q. Why is management proposing changes to the Trust's investment advisory agreements?

A. The Trust's current Investment Advisory Agreements do not permit the use of sub-advisers to manage the Funds. By amending the current Investment Advisory Agreements, Brinson will have greater flexibility to engage sub-advisers, including UBS New York, to assist in managing certain assets of the Funds.

Q. Why is management proposing that Brinson enter into the Sub-Advisory Agreements with UBS New York for the Series?

A. As a result of the consolidation by UBS AG of investment management activities among its various subsidiaries, including Brinson and UBS New York, following UBS AG's merger with Swiss Bank Corporation in 1998, management has determined to centralize certain investment management expertise in various locations and subsidiaries of UBS AG. Because the management expertise in the specific investment disciplines relating to portions of the Funds is concentrated in UBS New York, the determination has been made to have certain investment decisions made at UBS New York.
     In the event that the Sub-Advisory Agreements are approved by shareholders, UBS New York will be responsible for managing a portion of the Funds, while being subject to the continuing oversight and direction of Brinson, and ultimately, the Board.

Q.   Will these changes effect the fees charged to shareholders?

A.   THERE WILL BE NO INCREASES IN THE FEES THAT YOU, AS A SHAREHOLDER, WILL
                   --
     BEAR IF THESE AGREEMENTS ARE APPROVED. The amended Investment Advisory Agreements for the Brinson Series will not increase the fees payable to
                                            ---
     Brinson - the Agreements provide for the same fees as currently charged. The Sub-Advisory Agreements provide that UBS New York's sub-advisory fees for managing the Brinson Series will be paid by Brinson, not by the Brinson
                                                              ---
     Series.

INFORMATION REGARDING PROPOSALS 3 AND 4

Q. Are there any proposals that will impact the Funds' investment policies or limitations?

A. Yes. Although none of the proposed changes to the Funds' investment restrictions is expected to materially impact the day-to-day management of the Funds, it is proposed that certain of the Funds' investment restrictions that are "fundamental" (that is, those that cannot be changed without shareholder approval) be amended, reclassified as non-fundamental, or eliminated. If these proposals are approved by shareholders, the Board of the Trust will have more flexibility to respond to future developments by changing the Funds' investment policies in a manner intended to achieve the Funds' investment goals without obtaining shareholder approval. Shareholders, of course, will be informed of any significant changes to the Funds' investment restrictions before such changes are implemented, and any additional amendments to the fundamental investment restrictions will have to be submitted to shareholders, for their approval. These proposals are intended only to eliminate the cost and delay of seeking shareholder approval for changes in investment restrictions that would not otherwise require convening a shareholder meeting. Given the minimal impact of these changes on the day-to-day management of the Funds, shareholder approval of these proposals is not expected to increase the Funds' overall level of risk.

Q. Why am I being asked to approve amendments to certain of the Funds' fundamental investment restrictions?

A. Certain of the Funds' fundamental investment restrictions were adopted in response to state laws that are no longer applicable, or to market conditions that no longer exist, and thus may be overly restrictive. Approval of the proposed amendment and/or reclassification of these fundamental restrictions will provide the Funds with greater investment flexibility within the boundaries imposed by applicable law. The proposed changes are not expected to have any immediate effect on the manner in which the Funds are managed.

Q. Why am I being asked to approve the elimination of certain of the Funds' fundamental investment restrictions?

A. Several of the Funds' current fundamental investment restrictions reflect past regulatory, business or industry conditions, and practices or requirements that are outdated, unnecessary or potentially burdensome. Approval of the proposals to eliminate certain investment restrictions initially will not result in any immediate changes to the management of the Funds, but will provide the Funds with greater flexibility to pursue their investment goals.

Q.   When will the proposals take effect if they are approved?

A. If approved, each of the proposals will become effective on or about November 1, 2000.

ADDITIONAL INFORMATION REGARDING THE PROPOSALS

Q.   How do I vote my shares?

A. You may vote your shares (i) in person, by attending the Special Meeting, or (ii) by mail or fax. To vote by mail, sign, date and send us the enclosed proxy in the envelope provided. You can fax your vote by signing and dating the proxy and faxing both sides of the card to 1-888-796-9932.

     Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted by the proxies as follows:

     . IN FAVOR of amending the Investment Advisory Agreements between the Trust, on behalf of the Brinson Series, and Brinson (Proposal 1);

     . IN FAVOR of approving the Sub-Advisory Agreements between Brinson and UBS New York relating to the Brinson Series (Proposal 2);

     . IN FAVOR of amending the fundamental investment restrictions that apply to your Fund(s) (Proposals 3(a)-3(h)); and

     . IN FAVOR of eliminating the fundamental investment restrictions that apply to your Fund(s) (Proposals 4(a)-4(c)).

Q.   If I send my proxy in now as requested, can I change my vote later?

A. You may revoke your proxy at any time before it is voted by: (1) sending to the Secretary of the Trust a written revocation, or (2) forwarding a later-dated proxy that is received by the Trust at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy. This will help us ensure that an adequate number of shares are present for the Special Meeting to be held.

                                 THE PROPOSALS

     PROPOSAL 1: APPROVAL OF AMENDMENTS TO THE TRUST'S INVESTMENT ADVISORY
           AGREEMENTS, ON BEHALF OF THE BRINSON SERIES, WITH BRINSON

Introduction to the Proposal

Brinson provides portfolio management, research and analysis for the Brinson Series pursuant to separate Investment Advisory Agreements (collectively the "Current Brinson Agreements," and individually, a "Current Brinson Agreement") dated December 18, 1998 (in the case of the U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund) and May 23, 2000 (in the case of the Global Technology Fund and Global Biotech Fund), respectively. The Current Brinson Agreement relating to the U.S. Small Cap Growth Fund is attached to this Proxy Statement as Exhibit A. Each of the Current Brinson Agreements is identical, with the exception of (i) the identification of the relevant Brinson Series, (ii) the effective dates and termination dates of the Current Brinson Agreements and (iii) the fees payable by the various Brinson Series to Brinson (as described further below)./1/

The Board of the Trust, at its meeting on August 21, 2000, at the recommendation of Brinson, considered the proposal to amend the Current Brinson Agreements to explicitly permit Brinson to engage the services of sub-advisers in order to assist in managing the assets of the Brinson Series. In order to accomplish these changes for the Brinson Series, it is necessary for shareholders of each Brinson Series to approve an amended Investment Advisory Agreement (each an "Amended Brinson Agreement" and collectively, the "Amended Brinson Agreements") between the Brinson Series and Brinson. Attached as Exhibit B to this Proxy Statement is the Amended Brinson Agreement for the U.S. Small Cap Growth Fund. As in the case of the Current Brinson Agreements, each of the Amended Brinson Agreements is identical, except as noted in the paragraph above.


_________________________________

/1/ The Current Brinson Agreements for the Global Technology Fund and the Global Biotech Fund (together, the "Global Brinson Agreements") contain a provision relating to expense waiver reimbursements that is not contained in the Current Brinson Agreements for the other Brinson Series. This provision of the Global Brinson Agreements states that Brinson may recapture any amounts waived or reimbursed with respect to the Global Technology Fund and the Global Biotech Fund, subject to the following conditions: (1) Brinson must request reimbursement within five years from the date on which the waiver and/or reimbursement was made, and (2) a Fund must be able to reimburse Brinson and remain within the operating expense limits applicable to the Fund. This provision is not relevant to the proposed amendments to the Current Brinson Agreements.

What factors did the Board consider in approving the Amended Brinson Agreements?

The Board noted that the Current Brinson Agreements are silent on the issue of engaging sub-advisers to assist in managing the Brinson Series. Additionally, the Board considered that, with respect to foreign securities, while Brinson is permitted, under the Current Brinson Agreements, to obtain statistical and other factual information and advice regarding economic factors and trends from foreign subsidiaries, the Current Brinson Agreements do not permit Brinson to obtain general advice and recommendations regarding the purchase or sale of securities from such subsidiaries. Finally, the Board noted that the Amended Brinson Agreements are otherwise identical to the Current Brinson Agreements.

How do the provisions of the Amended Brinson Agreements differ from the terms of the Current Brinson Agreements?

The terms of the Amended Brinson Agreements are identical to the Current Brinson Agreements as the Agreements relate to (i) the duties of Brinson as investment advisor to the Brinson Series, (ii) the placement of portfolio transactions by Brinson for the Brinson Series, (iii) the reports that Brinson must furnish to the Brinson Series, (iv) the standard of care that governs Brinson in serving as advisor to the Brinson Series, (v) the duration of the Agreements, and (vi) certain other provisions that are not material to the present purposes. Significantly, the provisions for the compensation of Brinson for its advisory services are also identical in the Amended Brinson Agreements and the Current Brinson Agreements. The approval of the Amended Brinson Agreements will not result in any increase in any fees payable to Brinson, or in the charging of any
          ---
additional fees to shareholders of the Brinson Series.

The Amended Brinson Agreements differ from the Current Brinson Agreements in two ways. First, as discussed above, the Current Brinson Agreements are silent on the issue of engaging sub-advisers. The Amended Brinson Agreements specifically authorize Brinson to utilize sub-advisers by stating, in their Section 7, that:

     Delegation of Responsibilities to Sub-Advisers.  [Brinson] may,
     ----------------------------------------------
     at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended ("Sub-Advisers"), to perform some or all of the services for the Series for which it is responsible under this Agreement. [Brinson] will compensate any Sub-Adviser for its services to the Series. [Brinson] may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of all of the Series' shareholders is obtained. [Brinson] will continue to have responsibility for all advisory services furnished by any Sub-Adviser.

Second, the Current Brinson Agreements allow for only a limited exchange of information between Brinson and foreign subsidiaries of UBS AG in managing the assets of the Brinson Series. To enhance the Brinson Series' flexibility, it is proposed that this provision be deleted from the Amended Brinson Agreements. If approved by shareholders, Brinson would be permitted to engage foreign subsidiaries as sub-advisers, subject to the provisions cited above, should Brinson determine to do so.

What are the other material provisions of the Current Brinson Agreements and the Amended Brinson Agreements?

As discussed above, the overwhelming majority of the material provisions of the Current Brinson Agreements and the Amended Brinson Agreements (collectively, the "Brinson Agreements") are identical. The Brinson Agreements provide that Brinson will manage the investment and reinvestment of the assets of each Brinson Series, and will continuously review, supervise and administer the investment programs of each Brinson Series, to determine, in Brinson's discretion, the assets to be held uninvested. Brinson is responsible for providing the Trust with records regarding its investment advisory activities that the Trust is required to maintain, and for rendering regular reports to the Trust's officers and Trustees concerning Brinson's discharge of its responsibilities under the Brinson Agreements.

Brinson will, at its own expense, provide office space, furnishings, equipment and personnel required for managing the corporate affairs and conducting the business of the Brinson Series, including complying with corporate reporting requirements. Brinson also furnishes all necessary advisory and research facilities and prepares reports to comply with the reporting requirements of various federal and state regulatory authorities. Each Brinson Series pays all of its respective expenses other than those expressly assumed by Brinson.

The Brinson Agreements provide that decisions regarding the placement of portfolio brokerage are made by Brinson, with the primary considerations being to obtain efficiency in execution of orders and the most favorable net prices for each of the Brinson Series. Consistent with those objectives, transactions may be allocated to brokers and dealers who furnish certain research services to Brinson. Such research services supplement Brinson's own research activities and provide a benefit to Brinson that is not easily evaluated in terms of a dollar amount and is not reflected in a direct monetary benefit to any of the Brinson Series. Such research may be used to benefit other investment companies advised by Brinson, as well as each of the Brinson Series. Transactions may also be executed through brokers and dealers who sell shares of a Brinson Series, but such sales will not be either a qualifying or disqualifying factor in the selection of executing broker-dealers. The Brinson Agreements authorize Brinson to place portfolio transactions for the Brinson Series with broker-dealers for commissions that are greater than another broker or dealer might charge if Brinson determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or Brinson's overall responsibilities with respect to its accounts, including the Brinson Series, as to which it exercises investment discretion.

The Brinson Agreements are effective for two years from the date on which they are executed. The Brinson Agreements are renewable for successive one year periods if such continuance is approved at least annually by: (i) the Board of Trustees of the Trust or by the vote of a majority of the respective Brinson Series' outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"); and (ii) by the vote of a majority of Trustees who are not parties to the Brinson Agreements or interested persons as defined in the 1940 Act of any such party, cast in person at a meeting called for the purpose of voting on such approval.

Each Brinson Agreement may be terminated, without penalty, at any time by the respective Brinson Series or by Brinson on 60 days' written notice. Each Brinson Agreement will automatically terminate in the event of its assignment.

Under the Brinson Agreements, Brinson receives monthly fees based on the average daily net assets of each Brinson Series at the following annual rates:

Brinson Series                                         Advisory Fee
--------------                                         ------------

High Yield Fund                                           0.60%
U.S. Large Cap Growth Fund                                0.70%
U.S. Small Cap Growth Fund                                1.00%
Global Biotech Fund                                       1.15%
Global Technology Fund                                    1.40%

The fees paid by the U.S. Small Cap Growth Fund, Global Biotech Fund and Global Technology Fund are higher than those paid by most other investment companies, but are comparable to those paid by other similarly situated investment companies with similar investment objectives and policies. Brinson has irrevocably agreed to waive all or a portion of its advisory fees and to reimburse certain expenses to the extent that (but not in excess of Brinson's fees paid or payable for the particular year) the aggregate annual expenses, including the advisory fee but excluding interest, taxes, broker fees, commissions and ordinary expenses, exceed the following percentage limitations of each Brinson Series' average annual net assets:

High Yield Fund                                            0.70%
U.S. Large Cap Growth Fund                                 0.80%
U.S. Small Cap Growth Fund                                 1.15%
Global Biotech Fund                                        1.30%
Global Technology Fund                                     1.55%

As stated above, neither the fees payable to Brinson, nor the expense limitations applicable to the Brinson Series, will change if the Amended Brinson Agreements are approved by shareholders.

What fees did Brinson receive last year under the Current Brinson Agreements?

For the fiscal year ended June 30, 2000, the gross advisory fees earned by Brinson, the net advisory fees paid after Brinson's fee waivers and the expenses of each Brinson Series paid by Brinson, were as follows:


                       Gross Advisory     Net Advisory
                       Fees Earned by   Fees Paid After     Series Expenses
  Brinson Series          Brinson          Fee Waiver       Paid by Brinson
  --------------          -------          ----------       ---------------

High Yield Fund          $336,440           $248,712           $ 87,728

U.S. Large Cap           $ 71,140           $      0           $101,585
Growth Fund

U.S. Small Cap           $445,220           $375,907           $ 69,313
Growth Fund

Global Biotech           $    480           $      0           $  3,737
Fund

Global Technology        $    549           $      0           $  4,639
Fund

For the fiscal year ended June 30, 2000, the Brinson Series paid the following brokerage commissions to Warburg Dillon Read ("Warburg"), an affiliated broker-dealer of Brinson:


                   Aggregate Dollar        Percentage of       Percentage of
                       Amount of             Aggregate        Aggregate Dollar
                     Commissions            Commissions        Amount Paid to
Brinson Series     Paid to Warburg        Paid to Warburg         Warburg
--------------     ---------------        ---------------         -------

U.S. Small Cap          $9,675                  3.57%              11.07%

                     Aggregate Dollar      Percentage of      Percentage of
                         Amount of           Aggregate       Aggregate Dollar
                       Commissions         Commissions        Amount Paid to
Brinson Series       Paid to Warburg     Paid to Warburg         Warburg
--------------       ---------------     ---------------         -------

Growth Fund

U.S. Large Cap           $2,133              13.65%               32.34%
 Growth Fund

The Current Brinson Agreements between the Trust, on behalf of each of the High Yield Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund, and Brinson, respectively, were initially approved by the Trustees of the Trust on December 18, 1998. The Current Brinson Agreements between the Trust, on behalf of each of the Global Biotech Fund and Global Technology Fund, and Brinson, respectively, were approved by the Trustees of the Trust on May 23, 2000. The Board most recently approved and continued the Current Brinson Agreements for the Brinson Series at its meeting held on February 28, 2000. Each of the five Current Brinson Agreements were approved by the sole initial shareholder of the respective Brinson Series on the following dates: December 18, 1998 (the High Yield Fund, U.S. Large Cap Growth Fund and U.S. Small Cap Growth Fund), May 25, 2000 (the Global Technology Fund) and June 1, 2000 (the Global Biotech Fund).

If the Amended Brinson Agreements are not approved by shareholders of the Brinson Series, the Current Brinson Agreements will remain in place, and the Board will consider what additional action, if any, should be taken.

What approvals are required to implement the Amended Brinson Agreements?

The approval of the Amended Brinson Agreements for each Brinson Series requires the approval of a majority of the outstanding voting securities of each Series. The vote of a majority of the outstanding voting securities of a Series means the vote of the lesser of (A) 67% or more of the voting securities of the Series present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Series are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Series.

                        THE BOARD OF TRUSTEES RECOMMENDS
                THAT SHAREHOLDERS VOTE FOR THE AMENDMENT OF THE
             CURRENT BRINSON AGREEMENTS AS DESCRIBED IN PROPOSAL 1

             PROPOSAL 2:  APPROVAL OF THE SUB-ADVISORY AGREEMENTS
             BETWEEN BRINSON AND UBS ASSET MANAGEMENT (NEW YORK),
                    INC. WITH RESPECT TO THE BRINSON SERIES

Introduction to the Proposal

At its meeting on August 21, 2000, the Board of the Trust, at the request of Brinson, considered entering into the Sub-Advisory Agreements. It was pointed out, that as a consequence of the consolidation of investment management functions among various subsidiaries of UBS AG, including Brinson and UBS New York, following the merger of UBS AG with Swiss Bank Corporation in 1998, management has determined to centralize certain investment management expertise in various locations and subsidiaries of UBS AG. Because the investment management expertise in the specific investment disciplines relating to portions of the Funds is concentrated at UBS New York, management proposed certain investment decisions for the Funds be made by UBS New York. The Board, in determining to approve the proposed Sub-Advisory Agreements and the contemplated arrangements between Brinson and UBS New York, noted that (i) UBS New York will be subject to continuing oversight and direction of Brinson, and ultimately, the Board; (ii) the Sub-Advisory Agreements, if implemented, will not result in any additional fees being paid by the shareholders of the Series, as Brinson is responsible for paying UBS New York from the fees that Brinson receives for serving as advisor to the Brinson Series; and (iii) UBS New York is familiar with the Funds and their operations, having in the past, informally and without compensation, assisted Brinson in managing the Funds.

The Board unanimously voted to approve the Sub-Advisory Agreements and to recommend their approval to shareholders. Attached to this Proxy Statement, as Exhibit C, is the form of proposed Sub-Advisory Agreement for the Trust.

What are the provisions of the Sub-Advisory Agreements?

The Sub-Advisory Agreements provide that UBS New York will be responsible for managing a portion of the portfolios of the Funds, as determined from time to time, by Brinson. In all cases, UBS New York will be subject to the direction of Brinson and, ultimately, the Board of Trustees of the Trust. UBS New York will be responsible for managing specific portions of the Funds' assets, but is also permitted to furnish Brinson with investment recommendations, asset allocation advice, research and other investment services. UBS New York will also be responsible for placing all portfolio transactions.

Under the Sub-Advisory Agreements, with respect to the portion of each Fund's assets managed by UBS New York, UBS New York will be responsible for placing orders for the purchase and sale of portfolio securities with broker/dealers who provide statistical, factual and financial information and services to the Funds, to Brinson, to UBS New York (as the sub-adviser), or to any other funds for which Brinson or UBS New York provides investment advisory services and/or with broker/dealers who sell shares of the Funds or who sell shares of any other fund for which Brinson or UBS New York provides investment advisory services. In addition, consistent with SEC rules and regulations, and subject to any policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, UBS New York may cause the Funds to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction. This may be done in such instances where the Trust, on behalf of the Funds, and UBS New York have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the sub-adviser's overall responsibilities with respect to the Fund, and to other funds and other advisory accounts for which Brinson or the sub-adviser exercises investment discretion.

Will shareholders be subject to additional management fees under the proposed Sub-Advisory Agreements?

No additional fees will be imposed on shareholders of the Funds as a result of the approval of the proposed Sub-Advisory Agreements. Brinson will pay to UBS New York a monthly fee equal to 0.10 of 1% of the fee Brinson receives under the amended Brinson Advisory Agreements.

What approvals by shareholders are required to implement the Sub-Advisory Agreements?

The approval of the Sub-Advisory Agreement for each Fund requires the approval of a majority of the outstanding voting securities of each Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (A) 67% or more of the voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of the Fund.

What are the terms of the proposed Sub-Advisory Agreements, and when may they be terminated?

A sub-advisory agreement is treated like an investment advisory agreement for purposes of the 1940 Act. Thus, the proposed Sub-Advisory Agreements contain the same statutorily required provisions relating to their terms and termination as do the Current Brinson Agreements. The Sub-Advisory Agreements provide that they will continue for a period longer than two years, only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, on behalf of a Fund, or by a vote of a majority of the outstanding voting securities of the specific Fund, but in any event, provided the continuance has been approved by the vote of a majority of Non-Interested Trustees.

The proposed Sub-Advisory Agreements also provide that they will terminate in the event of their assignment, and that they may be terminated by Brinson or the Trust, on behalf of a Fund, at any time, without the payment of any penalty, on not more than sixty (60) days' written notice to UBS New York, of Brinson's or the Trust's intention to do so. In the case of a Series, termination must be accomplished by action of the Trust's Board or by vote of a majority of the outstanding voting securities of the affected Fund. UBS New York may also terminate the sub-advisory agreement at any time, without the payment of any penalty, on not more than sixty (60) days' written notice to Brinson and the Trust on behalf of a Fund, of its intention to do so. The Sub-Advisory Agreements also provide that they will terminate upon termination of the investment advisory agreement between the Trust, on behalf of the specific Fund, and Brinson.

Information Concerning UBS New York

UBS New York is an investment advisor registered with the SEC. The address of UBS New York is 10 East 50/th/ Street, New York, New York 10022. UBS New York is a wholly-owned subsidiary of UBS AG. (For additional information regarding UBS AG, see "Information About the Trust" in this Proxy Statement.) As of June 30, 2000, UBS New York had approximately $14.98 billion in assets under management. UBS New York has not previously served as an investment advisor to a registered investment company.

The President and Chief Executive Officer of UBS New York is Benjamin F. Lenhardt, Jr., whose address is 209 South LaSalle Street, Chicago, IL 60604.
Mr. Lenhardt's principal occupations are Director, President, Chief Executive Officer and Managing Director of Brinson. The directors of UBS New York are:
Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F. Lenhardt, Jr. and Carlos Penny. The address of each of the directors of UBS New York, except Mr. Penny, is 209 South LaSalle Street, Chicago, IL 60604. The address of Mr. Penny is the offices of UBS New York at 10 East 50/th/ Street, New York, New York 10022. The principal occupation of each of the directors of UBS New York is as follows:
Mr. Brinson, Director, Chairman of the Board of Directors and Managing Director, Brinson; Mr. Diermeier, Director, Chief Investment Officer and Managing Director, Brinson; Mr. Lenhardt, Director, President, Chief Executive Officer and Managing Director, Brinson; and Mr. Penny, Director and Managing Director, UBS New York.

If the Sub-Advisory Agreements are not approved by the shareholders of the Funds, the Sub-Advisory Agreements will not be implemented, and the Boards will consider what additional action, if any, should be taken.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                   SHAREHOLDERS VOTE FOR THE APPROVAL OF THE
              SUB-ADVISORY AGREEMENTS AS DESCRIBED IN PROPOSAL 2

                       APPROVAL OF CHANGES TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 3(a) through 3(h) and 4(a) through 4(c)

Why are the Funds amending or eliminating certain of their fundamental investment restrictions?

The Funds are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's trustees without shareholder approval. These restrictions limit the investment activities of Brinson as the Funds' investment advisor and manager, and will limit the investment activities of UBS New York, as the Funds' sub-adviser, in the event that Proposal 2 in this Proxy Statement is approved by shareholders.

After the Trust was organized in 1993, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and therefore, these state requirements no longer apply to investment companies. Certain of the Funds are currently subject to fundamental investment restrictions that are either more restrictive than those required under present law, or are no longer required at all, and that were adopted in response to regulatory, business and industry conditions that no longer exist.

Accordingly, the Trustees have determined to present to the shareholders certain proposed changes to the fundamental investment restrictions of the Funds for their consideration. The proposed amendments would:

 .    simplify, modernize and standardize the fundamental restrictions that are required to be stated under the 1940 Act;
 .    reclassify as non-fundamental certain fundamental investment restrictions that are not required to be fundamental under the 1940 Act; and

 .    eliminate those fundamental restrictions that are no longer required by either the securities laws of the various states or the SEC.

Brinson believes there are several distinct advantages in revising the Funds' fundamental investment restrictions at this time. First, by reducing the total number of investment restrictions that can be changed only by a shareholder vote, Brinson believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate or are not consistent with the Funds' investment management techniques. Brinson also believes that its ability to manage the Funds' assets in a changing investment environment will be enhanced because the Funds will have greater investment management flexibility to respond to market, industry, regulatory or technical changes by seeking Board approval only when necessary to revise certain investment policies. Thus, investment management opportunities will be increased by these changes. Furthermore, the standardized investment restrictions are expected to enable the Funds to more efficiently and more easily monitor portfolio compliance.

The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                       Fundamental                     Non-Fundamental
                       Restrictions                    Restrictions
                       -------------------------       ------------------------

Who must approve       Board of Trustees and           Board of Trustees.
changes in the         shareholders.
restrictions?

How quickly can a      Fairly slowly, since a          Fairly quickly, because
change in the          vote of shareholders is         the change can be
restrictions be        required.                       accomplished by action of
made?                                                  the Board of Trustees
                                                       alone.

What is the relative   Costly to change because         Less costly to change
cost to change a       a shareholder vote               because a change can be
restriction?           requires holding a               accomplished by action
                       meeting of shareholders.         of the Board of Trustees
                                                        alone.

The recommended changes are specified below. Each of Proposals 3(a) through 3(h) and Proposals 4(a) through 4(c) will be voted on separately by shareholders of each Fund that is effected by the proposed changes, and the approval of each Proposal by each Fund will require the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. (See "Further Information About Voting and the Special Meeting" below.)

Description of the Proposed Changes

The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Funds to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Funds' investment objectives. Although the proposed amendments to the fundamental investment restrictions will give the Funds greater flexibility to respond to future investment opportunities, Brinson does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Funds. Nor does Brinson anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which Funds are managed and operated.

Set forth below is a chart that identifies the proposed changes that are applicable to each Fund:

-----------------------------------------------------------------------------
                          U.S.       U.S.
                         SMALL      LARGE
                          CAP        CAP      HIGH      GLOBAL     GLOBAL
 PROPOSED               GROWTH     GROWTH    YIELD     BIOTECH   TECHNOLOGY
  CHANGES                FUND       FUND      FUND       FUND       FUND
-----------------------------------------------------------------------------
Amend                     A          A         A          A          A
Borrowing
Restriction
-----------------------------------------------------------------------------
Amend                     A          A         A          A          A
Securities
Underwriting
Restriction
-----------------------------------------------------------------------------
Amend                     A          A         A          A          A
Lending
Restriction
-----------------------------------------------------------------------------
Amend Real                A          A         A          A          A
Estate
Investments
Restriction
-----------------------------------------------------------------------------
Amend                     A          A         A          A          A
Commodities
Investing
Restriction
-----------------------------------------------------------------------------
Amend Senior              A          A         A          A          A
Securities
Restriction
-----------------------------------------------------------------------------
Amend Short               A          A         A          A          A
Selling
Restriction
-----------------------------------------------------------------------------
Amend                     A          A         A
Concentration
Restriction
-----------------------------------------------------------------------------
Amend                     A
Diversification
Restriction
-----------------------------------------------------------------------------
Eliminate                 E          E         E          E          E
Restriction
Regarding
Margin
Accounts
-----------------------------------------------------------------------------
Eliminate                 E          E         E          E          E
Restriction
Regarding
Investments in
Other
Investment
Companies
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                          U.S.       U.S.
                         SMALL      LARGE
                          CAP        CAP      HIGH      GLOBAL     GLOBAL
 PROPOSED               GROWTH     GROWTH    YIELD     BIOTECH   TECHNOLOGY
  CHANGES                FUND       FUND      FUND       FUND       FUND
-----------------------------------------------------------------------------
Eliminate                  E          E         E
Minerals
Restriction
-----------------------------------------------------------------------------

(A) - Restriction is proposed to be amended.
(E) - Restriction is proposed to be eliminated.

The Funds' existing investment restrictions, together with the proposed investment restrictions, are presented below. Certain investment restrictions apply to some, but not to all, of the Funds. Shareholders of the affected Funds will be requested to vote on each proposed restriction separately. For convenience of reference, the Funds' current investment restrictions are presented in bold-faced type below, and the Funds' proposed investment restrictions are presented in italics. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the effect of each proposed change.

              PROPOSAL 3:  APPROVAL OF AMENDMENTS TO THE FUNDS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

               PROPOSAL 3(a):  TO AMEND THE FUNDS' FUNDAMENTAL
                                  INVESTMENT
                       RESTRICTIONS REGARDING BORROWING

Current Restriction:  Each Series may not borrow money in excess of 33 1/3% of
-------------------
the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. Except for the Global Technology Fund and Global Biotech Fund, a Series will not purchase securities when borrowings exceed 5% of that Series' total assets.

Proposed Restriction:  Each Fund may not borrow money, except that the Fund may
--------------------
borrow money from banks to the extent permitted by the 1940 Act, or to the extent permitted by any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

What are the legal requirements governing borrowing by the Funds?

The 1940 Act requires investment companies to impose certain limitations on borrowing activities. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand. Under the 1940 Act, an investment company's borrowing restriction must be fundamental.

Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets from any person for temporary purposes, and may also borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Put another way, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). (So, for example, an investment company's borrowing of an amount, from an entity other than a bank, equal to 5% of its total assets, for temporary purposes, would serve, while the borrowing is outstanding, to reduce the subsequent bank borrowings that the company may make to 28 1/3% of its total assets.)
Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares without being forced to sell portfolio securities before they would have otherwise been sold. This technique allows investment companies greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash. A previously approved credit facility with The Chase Manhattan Bank is in place for the Brinson Series and has been used for such borrowings.

What effect will amending the current fundamental borrowing restrictions have on the Funds?

The proposed restriction would clarify that the Funds may borrow: (1) from banks to the extent permitted by the 1940 Act or any exemptions therefrom, and (2) from any person for temporary or emergency purposes, but (3) in any event all borrowings must not exceed 33 1/3% of total assets. The current restrictions confine the Funds' permissible borrowing activities to temporary measures for extraordinary or emergency purposes, and to meeting shareholder redemption requests. The proposed restriction would expand the circumstances when the Funds may borrow, to include any situations permitted by the 1940 Act (for example, if the Funds intended to engage in leverage). The current investment restrictions for the U.S. Small Cap Growth Fund, the U.S. Large Cap Growth Fund and the High Yield Fund also state that the Funds may not purchase securities while borrowings exceed 5% of the value of the Funds' total assets. The 1940 Act limits on borrowing historically were interpreted to prohibit investment companies from making additional investments in securities while borrowings exceeded 5% of total assets. However, such a 5% limit is not required under the 1940 Act and originated from informal regulatory positions. Accordingly, under the proposed restriction, the Funds would be permitted to make additional investments, even if borrowings exceed 5% of total assets.

Since the proposed borrowing restriction would provide the Funds with greater borrowing flexibility, the Funds may be subject to additional costs, as well as the risks inherent to borrowing, such as reduced total return.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(a)

               PROPOSAL 3(b):  TO AMEND THE FUNDS' FUNDAMENTAL
                INVESTMENT RESTRICTIONS REGARDING UNDERWRITING

Current Restriction:  Each Brinson Series may not act as an underwriter of
-------------------
securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the 1933 Act.

Proposed Restriction:  Each Fund may not act as an underwriter except to the
--------------------
extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

What are the legal requirements governing underwriting by the Funds?

Under the 1940 Act, the Funds' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of reselling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. Thus, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

From time to time, however, an investment company may purchase a security for investment purposes that it later resells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, recent interpretations of the SEC Staff clarify that resales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these SEC positions.

What effect will amending the current underwriting restrictions have on the Funds?

The proposed restriction is similar to the Funds' current investment restrictions. However, the proposed underwriting restriction, in addition to specifically permitting the Funds to dispose of portfolio securities that they own, would clarify that the Funds may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with Rule 12b-1 of the 1940 Act. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(b)

           PROPOSAL 3(c): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                        RESTRICTIONS REGARDING LENDING

Current Restriction: Each Series may not make loans, except that this
-------------------
restriction shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers.

Proposed Restriction: Each Fund may not make loans to other persons except (a)
--------------------
through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Funds?

Under the 1940 Act, an investment company's policy regarding lending must be fundamental. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Fund invests in debt securities, such investments might be considered to be a loan from the Fund to the issuer of the debt securities. In order to ensure that the Funds may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Funds' current fundamental investment restrictions specifically carve out such policies from their prohibitions. In addition, the Funds' current fundamental restrictions explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry (the Funds frequently engage in securities lending transactions), and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current fundamental lending restrictions have on the Funds?

The proposed restriction is similar to the Funds' current restrictions, but would provide the Funds with somewhat greater lending flexibility. Although the proposed restriction retains the carve-outs contained in the existing investment restrictions, it also would permit the Funds to invest in loan participations and direct corporate loans that recently have become more common as investments for investment companies. Furthermore, the proposed restriction contemplates the possibility of the Funds engaging in interfund lending activities, a practice that also has recently become more common in the investment company industry.

It is not anticipated that adoption of the proposed lending restriction would involve any additional risk as the proposed investment restriction would not affect the way the Funds are currently managed.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(c)

    PROPOSAL 3(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                     REGARDING INVESTMENTS IN REAL ESTATE

Current Restriction: Each Series may not invest in real estate or interests in
-------------------
real estate (this will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, gas and/or mineral exploration or development programs or leases (this prohibition, with respect to interests in oil, gas and/or mineral exploration or development programs or leases, does not apply to the Global Technology Fund and Global Biotech Fund).

Proposed Restriction: Each Fund may not purchase or sell real estate, except
--------------------
that the Fund may purchase or sell securities of real estate investment trusts.

What effects will amending the current fundamental restrictions on the Funds' investments in real estate have?

Under the 1940 Act, an investment company's investment restriction regarding investment in real estate must be fundamental. The proposed real estate restrictions are substantially the same as the real estate limitation contained in the Funds' current restrictions. Accordingly, the Funds will continue to be prohibited from directly investing in real estate, but will be permitted to purchase or sell securities of real estate investment trusts. Adoption of the proposed fundamental investment restriction is not expected to materially affect the way the Funds are managed or operated.

The fundamental investment restrictions of the U.S. Small Cap Growth Fund, U.S. Large Cap Growth Fund and High Yield Fund prohibiting investments in interests in oil, gas and/or mineral exploration or development programs or leases, which currently are grouped within one restriction, are proposed to be eliminated, as discussed below, in Proposal 4(c) of this Proxy Statement.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(d)

    PROPOSAL 3(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                      REGARDING INVESTMENT IN COMMODITIES

Current Restriction: Each Series may not purchase or sell commodities or
-------------------
commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes.

Proposed Restriction: Each Fund may not purchase or sell commodities except
--------------------
that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

What are the legal requirements governing investments in commodities?

Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, are also considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current investment restrictions have on the Funds?

The proposed commodities restriction would clarify that the Funds have the flexibility to: (i) purchase and sell currencies, (ii) invest in futures contracts on securities, currencies and various indices and (iii) purchase and sell related options. Thus, while the current restriction had confined the Funds' permissible activities to futures contracts, options and forward foreign currency contracts, the proposed restriction expands the types of instruments that the Funds may acquire and the types of transactions the Funds may enter into. The proposed restriction also clarifies that investments may be made in these instruments for any purpose, including investment or hedging purposes.

The Funds have historically invested in options on securities and options on futures. The Funds intend, in the future, to invest in financial futures contracts and related options in an amount that will be substantially similar to their prior investment activity. Therefore, it is not anticipated that the proposed investment restriction would involve any additional risk. Using financial futures instruments can involve substantial risks, and will be utilized only if Brinson believes such investments are advisable.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(e)

    PROPOSAL 3(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
          REGARDING ISSUING SENIOR SECURITIES AND MAKING SHORT SALES

The Funds are subject to fundamental investment restrictions on issuing senior securities that provide:

Current Restriction: A Series may not issue senior securities.
-------------------

The Funds are also subject to the following restrictions pertaining to making short sales:

Current Restriction: No Series may sell securities short or purchase securities
--------------------
on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund).

Proposed Restriction: Each Fund may not issue securities senior to the Fund's
--------------------
presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

What are the legal requirements governing issuing senior securities and making short sales?

Under the 1940 Act, the Funds must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, in order to limit the ability of investment companies to use leveraging. In general, an investment company uses leveraging when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

SEC staff interpretations allow an investment company to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to meet the SEC staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the current investment restrictions have on the Funds?

The proposed investment restriction would amend the Funds' current investment restrictions and would permit the Funds to engage in options, futures contracts and forward contracts and to make short sales as permitted under the 1940 Act, and any exemptions available under the 1940 Act. The proposed investment restriction also would permit the Funds to engage in permissible types of leveraging transactions. Essentially, the proposed investment restriction clarifies the Funds' ability to engage in those investment transactions (such as repurchase and reverse repurchase transactions)/2/ which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. The proposed investment restriction has been drafted to provide flexibility for the Funds to respond to legal, regulatory and market developments.

The Funds' current investment restrictions relating to short sales are combined with an investment restriction relating to the maintenance of margin accounts. The adoption of this revised restriction would result in the separation of the Funds' short sales investment restrictions from the Funds' fundamental investment restrictions relating to investments in margin accounts. The investment restrictions relating to investing in margin accounts are proposed to be eliminated (see Proposal 4(a) of this Proxy Statement).
               ---

Brinson does not anticipate that any additional risk to the Funds will occur as a result of amending the current investment restrictions because the Funds have no present intention of changing their current investment policies or engaging in transactions that may be interpreted as issuing senior securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(f)

    PROPOSAL 3(g): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT RESTRICTIONS
                       REGARDING INDUSTRY CONCENTRATION


--------------------------
/2/ While not explicitly mentioned in the proposed restriction, the Funds continue to be permitted, under the proposed investment restriction, to engage in when-issued and delayed delivery transactions.

This Proposal Applies to the U.S. Small Cap Growth Fund, U.S. Large Cap Growth Fund and High Yield Fund only.

Current Restriction: No Series may purchase the securities of issuers
-------------------
conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries.

Proposed Restriction: Each Fund may not concentrate (invest more than 25% of
--------------------
its net assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

What are the legal requirements governing industry concentration by the Funds?

Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. Under the federal securities laws, an investment company "concentrates" its investments, for SEC purposes, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the current concentration restrictions have on the Funds?

The proposed restriction would amend the Funds' current investment restrictions by clarifying the concentration policy's application to the Funds' "net" assets, rather than to the Funds' "total" assets. (This is consistent with the SEC's revision of its historical position.) Further, the new investment restriction provides the Funds with additional flexibility because it exempts from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Such investment flexibility will help the Funds respond to future legal, regulatory, market or technical developments. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Funds are currently managed or operated, as the Funds do not intend to begin concentrating in shares of other investment companies.

In the case of the Global Technology Fund and Global Biotech Fund, these Funds, which presently are authorized to concentrate their investments in particular industries or sectors, will continue to be permitted to do so, and these Funds will not adopt the revised restriction.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 3(g)

               PROPOSAL 3(h): TO AMEND THE U.S. SMALL CAP GROWTH
                   FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                           REGARDING DIVERSIFICATION

This Proposal Applies to the U.S. Small Cap Growth Fund only.

Current Restriction: The U.S. Small Cap Growth Fund may not, as to 75% of the
-------------------
total assets of the Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of the Series would be invested in securities of such issuer.

The U.S. Small Cap Growth Fund may not purchase the securities of any one issuer if, immediately after such purchase, the Series would own more than 10% of the outstanding voting securities of such issuer.

Proposed Restriction (to be adopted by the U.S. Small Cap Growth Fund ONLY):
--------------------
The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

What are the legal requirements governing diversification by the U.S. Small Cap Growth Fund?

The 1940 Act prohibits a "diversified" investment company from purchasing securities of any one issuer if, at the time of purchase, as to 75% of the investment company's total assets, more than 5% of the company's total assets would be invested in securities of that issuer, or the investment company would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the investment company's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

What effect will amending the current restriction have on the U.S. Small Cap Growth Fund?

Although the 1940 Act excludes the securities of other investment companies, as well as those of the U.S. government and its agencies and instrumentalities, the U.S. Small Cap Growth Fund's current diversification restriction does not include such a carve-out for the securities of other investment companies.

Amending the U.S. Small Cap Growth Fund's diversification restriction would make it consistent with the definition of a diversified investment company under the 1940 Act with respect to the securities of other investment companies, and would provide the U.S. Small Cap Growth Fund with greater investment flexibility. However, it is not currently anticipated that adoption of the proposed restriction would materially change the way the U.S. Small Cap Growth Fund is managed.

                       THE BOARD OF TRUSTEES RECOMMENDS
              THAT SHAREHOLDERS OF THE U.S. SMALL CAP GROWTH FUND
                            VOTE FOR PROPOSAL 3(h)

    PROPOSAL 4: ELIMINATION OF CERTAIN OF THE FUNDS' FUNDAMENTAL INVESTMENT
                                 RESTRICTIONS

Why is the Board recommending that the fundamental restrictions be eliminated, and what effect will these eliminations have on the Funds?

Certain of the Funds' fundamental investment restrictions were originally drafted to comply with state laws and regulations, which, as a consequence of the enactment of NSMIA, are no longer in accordance with SEC staff positions (since such positions have either changed or are no longer relevant to the Funds). Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Funds are no longer legally required to include current fundamental investment restrictions pertaining to the three restrictions discussed below in this Proxy Statement.

Brinson has determined that eliminating the fundamental investment restrictions described below is consistent with the federal securities laws, and is therefore recommending that the shareholders approve the recommended eliminations. By reducing the total number of investment restrictions that can be changed only by a shareholders vote, Brinson believes that the Funds will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. Brinson believes that eliminating the restrictions is in the best interest of the Funds' shareholders, as it will provide the Funds with increased flexibility to pursue their investment goals.

What are the risks in eliminating the restrictions?

Brinson does not anticipate that eliminating the investment restrictions will result in any additional risk to the Funds. Although the Funds' current investment restrictions, as drafted, are no longer legally required, the Funds' ability to invest in these three areas will continue to be subject to the limitations of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Funds have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

               PROPOSAL 4(a):  TO REMOVE THE FUNDS' FUNDAMENTAL
                 INVESTMENT RESTRICTIONS REGARDING PURCHASING
                             SECURITIES ON MARGIN

As discussed in Proposal 3(f) of this Proxy Statement, the Funds' current fundamental investment restrictions limit the Funds' ability to purchase securities on margin. This investment restriction was originally included in the Funds' list of investment limitations in response to the various state law requirements to which investment companies were subject, which required a stated restriction in utilizing margin accounts. As discussed above, under NSMIA, the Funds are no longer required to retain a fundamental policy regarding these types of investment activities.

As a general matter, elimination of this fundamental investment restriction relating to purchasing securities on margin should not have an impact on the day to day management of the Funds, since the 1940 Act's prohibitions on these types of transactions would continue to apply to the Funds. The Funds' ability to purchase securities on margin raises senior security issues and is specifically prohibited under the 1940 Act, as well as under the Funds' senior securities investment restrictions. Elimination of the investment restriction, therefore, would not affect the Funds' inability to purchase securities on margin.
Finally, the Funds have not previously, nor do they currently intend, to engage in these investment activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(a)

               PROPOSAL 4(b):  TO REMOVE THE FUNDS' FUNDAMENTAL
               INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN
                          OTHER INVESTMENT COMPANIES

Current Restriction:  No Series may invest in securities of any open-end
-------------------
investment company, except that (i) a Series may purchase securities of money market mutual funds, (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the [1940] Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange (this does not apply to the Global Technology Fund, Global Biotech Fund, U.S. Large Cap Growth Fund, U.S. Small Cap Growth Fund and High Yield Fund).

The Funds' current fundamental investment restrictions limit the Funds' ability to invest in the securities of other open-end investment companies, except where there is no commission, other than ordinary brokerage commission paid, or in connection with a merger, consolidation, acquisition or reorganization. These current restrictions, which are more restrictive than the 1940 Act provisions in this regard, were originally included in the Funds' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Funds are no longer legally required to retain such a policy as a fundamental investment restriction.

Upon elimination of this investment restriction, the Funds would remain subject to the 1940 Act's restrictions on an investment company's ability to invest in other open-end funds. The 1940 Act's restrictions state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. Additionally, the Funds would continue to operate in accordance with the exemptive orders (the "Orders") issued by the SEC that have granted relief to the Funds from the 1940 Act's limitations. The Orders permit, subject to certain conditions, (i) the Brinson Series to invest in the series of Brinson Relationship Funds, another investment company advised by Brinson, and (ii) the Funds to invest in unregistered money market funds advised by Brinson.

Elimination of this investment restriction should not have an impact on the day to day management of the Funds as the Funds do not intend to begin pursuing their investment objectives through the purchase of other open-end investment company securities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT

                      SHAREHOLDERS VOTE FOR PROPOSAL 4(b)

               PROPOSAL 4(c):  TO REMOVE THE FUNDS' FUNDAMENTAL
            INVESTMENT RESTRICTIONS REGARDING INVESTMENTS IN OIL,
                 GAS AND/OR MINERAL EXPLORATION OR DEVELOPMENT
                              PROGRAMS OR LEASES

This Proposal Applies to the U.S. Small Cap Growth Fund, U.S. Large Cap Growth Fund and High Yield Fund only.

As discussed in Proposal 3(d) above, the U.S. Small Cap Growth Fund, U.S. Large Cap Growth Fund and High Yield Fund are subject to restrictions pertaining to these activities. These investment restrictions were required to be adopted by certain states prior to the enactment of NSMIA. As these restrictions are no longer required under present law, Brinson has recommended that they be eliminated. Notwithstanding the elimination of these fundamental restrictions, the Funds do not expect to engage in these activities.

                     THE BOARD OF TRUSTEES RECOMMENDS THAT
                      SHAREHOLDERS VOTE FOR PROPOSAL 4(c)

                                OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 4, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted in accordance with the judgment of the persons named in the proxy.

                          INFORMATION ABOUT THE TRUST

Who are the service providers to the Trust?

The Investment Advisor. Brinson, a Delaware corporation located in Chicago, Illinois, is an investment advisor registered with the SEC. As of June 30, 2000, Brinson was managing over USD $199 billion, primarily for institutional pension and profit sharing funds. Brinson was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson has offices in Australia, Austria, Bahrain, Brazil, China, France, Germany, Italy, Japan, Luxembourg, Singapore, Switzerland and the United Kingdom, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson is a wholly owned subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998. The address of UBS AG is P.O. Box CH-8098, Zurich, Switzerland.

In addition to managing the Trust (which consists of eighteen series), Brinson also serves as investment advisor to four other investment companies: Brinson Relationship Funds (the "Relationship Trust," which consists of nineteen series (the "Relationship Series")), Fort Dearborn Income Securities, Inc.; Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

Brinson acts as the investment advisor to the following series of the Trust (the "Brinson Portfolios") and of the Relationship Trust (the "Relationship Portfolios") that have investment objectives similar to the Series:/3/

                                                                Expense Cap
                                              Management         Applicable
                                              Fee Payable      to the Brinson
The Brinson Portfolios     Net Assets/4/      to Brinson         Portfolios
----------------------     ----------         ----------         ----------
Global Fund*                   $239.9               0.80%              1.10%
Global Equity Fund*            $ 65.2               0.80%              1.00%
Global Bond Fund*              $ 37.7               0.75%              0.90%
U.S. Balanced Fund*            $ 12.7               0.70%              0.80%
U.S. Equity Fund*              $163.2               0.70%              0.80%
U.S. Value Equity Fund*        $   --               0.70%              0.85%
U.S. Large Cap Equity
 Fund*                         $  6.3               0.70%              0.80%
U.S. Small Cap Equity          $   --               1.00%              1.15%
 Fund
U.S. Real Estate Equity
 Fund*                         $ 66.1               0.90%              1.05%
U.S. Bond Fund*                $   --               0.50%              0.60%
Emerging Markets Debt
 Fund                          $   --               0.65%              1.15%
Emerging Markets Equity
 Fund                          $   --               1.10%              1.60%

____________________________
/3/ The investment objectives of the Relationship Series, along with the objectives of the Brinson Portfolios and Relationship Portfolios listed herein, is to maximize U.S. dollar total return, consisting of capital appreciation and current income, while controlling risk. For those Brinson Portfolios marked with an asterisk (*) the investment objective of each of the Portfolios is to maximize total return, consisting of capital appreciation and current income, while controlling risk.
/4/ Net assets, in millions, as of August 31, 2000.

                                                                    Expense Cap
                                                                     Applicable
                                                                       to the
                                                Management Fee      Relationship
The Relationship Portfolios   Net Assets/4/   Payable to Brinson/5/  Portfolios
---------------------------   ----------      ------------------     ----------
Brinson Global Securities       $798.3               N/A                0.05%
 Fund
Brinson Global Bond Fund        $   --               N/A                0.05%
Brinson U.S. Equity Fund        $ 75.2               N/A                0.01%
Brinson U.S. Large              $ 10.1               N/A                0.01%
 Capitalization Equity Fund
Brinson U.S. Intermediate       $   --               N/A                0.01%
 Capitalization Equity Fund
Brinson U.S. Value Equity       $108.0               N/A                0.01%
 Fund
Brinson U.S. Small              $468.7               N/A                N/A/6/
 Capitalization Equity Fund
Brinson Global (Ex-U.S.)        $ 74.8               N/A                0.06%
 Equity Fund
Brinson Emerging Markets        $284.7               N/A                0.50%
 Equity Fund
Brinson Bond Plus Fund          $   --               N/A                0.05%
Brinson U.S. Bond Fund          $ 10.9               N/A                0.01%
Brinson U.S. Short              $   --               N/A                0.01%
 Intermediate Fixed Income
 Fund
Brinson Emerging Markets        $182.2               N/A                0.50%
 Debt Fund
Brinson Limited Duration        $   --               N/A                0.01%
 Fund
Brinson Short-Term Fund         $ 41.9               N/A                0.05%


The President and Chief Executive Officer of Brinson is Benjamin F. Lenhardt, Jr. The directors of Brinson are: Gary P. Brinson, Jeffrey J. Diermeier, Benjamin F. Lenhardt, Jr. and Nicholas C. Rassas. The address of each of the directors of Brinson is the offices of Brinson at 209 South LaSalle Street,

_________________________
/5/ Brinson receives no fees from the Relationship Portfolios or the Relationship Trust for providing investment advisory services to the Relationship Series, and Brinson is responsible for paying its own expenses. /6/ For this Relationship Portfolio, Brinson has agreed to pay all of the Portfolio's total operating expenses.

Chicago, Illinois, 60604. The principal occupation of each of the directors of Brinson is as follows: Mr. Brinson, Director, Chairman of the Board of Directors and Managing Director, Brinson; Mr. Diermeier, Director, Chief Investment Officer and Managing Director, Brinson; Mr. Lenhardt, Director, President, Chief Executive Officer and Managing Director, Brinson; and Mr. Rassas, Director, Vice President and Managing Director, Brinson.

For the fiscal year ended June 30, 2000, pursuant to the distribution plans that have been adopted by the Board of Trustees of the Trust pursuant to Rule 12b-1 under the 1940 Act, compensation in the amount of $760,833 was paid to employees of UBS AG, an affiliate of Brinson, in return for services provided in selling shares of the UBS Investment Funds class of shares of the Brinson Series. It is anticipated that these payments will continue to be made if the Investment Advisory Agreements between the Trust, on behalf of the Brinson Series, and Brinson, and the Sub-Advisory Agreements, are approved by shareholders.

For additional information regarding UBS New York, the proposed sub-adviser to the Funds, see "Information Concerning UBS New York" on page [__] of this Proxy Statement.

Underwriter to the Brinson Series. Funds Distributor, Inc. (the "Underwriter") serves as the underwriter and exclusive agent for the continuous sale of shares of each series of the Trust pursuant to a Distribution Agreement dated February 24, 1997, which was last approved at a meeting of the Trust's Board of Trustees held on February 28, 2000. The Underwriter is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). The Underwriter is located at 60 State Street, Suite 1300, Boston, MA 02109. There are no sales loads or redemption fees imposed by the Brinson Series.

The Administrator. Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of The Chase Manhattan Bank, provides administrative, accounting, portfolio valuation and transfer agency services to the Funds. The address of CGFSC is 73 Tremont Street, Boston, MA 02108-3913.

Annual and Semi-Annual Reports. The Brinson Series' most recent audited financial statements and Annual Report, for the fiscal year ended June 30, 2000, have been previously mailed to shareholders, and are available free of charge. If you have not received an Annual Report for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement, or call the Trust at 1-800-448-2430, and the Reports and financial statements will be sent to you by first-class mail within three business days.

Other Matters Relating to the Trust. The Trust is an open-end, diversified management investment company, as defined in the 1940 Act. The shares of the Trust, when issued, will be fully paid and nonassessable, and within each series or class, have no preference as to conversion, exchange, dividends, redemption or other features. The shares of the Trust, which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote, irrespective of the series or class and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that: (i) as to any matter with respect to which a separate vote of any series or class is required by the 1940 Act or by the law governing Delaware business trusts, such requirement as to a separate vote by that series or class shall apply in lieu of Single Class Voting as described above; (ii) in the event that the separate vote requirements referred to in (i) above apply with respect to one or more series or classes, then, subject to (iii) below, the shares of all other series or classes shall vote as a single class; and (iii) as to any matter which does not affect the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.

               FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL
                                    MEETING

Record Date. Shareholders of record at the close of business on September 18, 2000 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

As of the Record Date, there were the following number of shares of beneficial interest outstanding of each Brinson Series:

                                                Number of Shares Outstanding
                                                ----------------------------

U.S. Small Cap Growth Fund                                 _____
U.S. Large Cap Growth Fund                                 _____
High Yield Fund                                            _____
Global Biotech Fund                                        _____
Global Technology Fund                                     _____

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of management, as of the Record Date, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the:

U.S. SMALL CAP GROWTH FUND

Name & Address of Beneficial Owners         Number of              Percentage
-----------------------------------         ---------              ----------
                                            Shares
                                            ------
Brinson Fund - Class I
Brinson Fund - Class N
UBS Investment Funds Class

U.S. LARGE CAP GROWTH FUND

Name & Address of Beneficial Owners        Number of               Percentage
-----------------------------------        ---------               ----------
                                           Shares
                                           ------
Brinson Fund - Class I
Brinson Fund - Class N
UBS Investment Funds Class

HIGH YIELD FUND

Name & Address of Beneficial Owners        Number of               Percentage
-----------------------------------        ---------               ----------
                                           Shares
                                           ------
Brinson Fund - Class I
Brinson Fund - Class N
UBS Investment Funds Class

GLOBAL BIOTECH FUND

Name & Address of Beneficial Owners        Number of               Percentage
-----------------------------------        ---------               ----------
                                           Shares
                                           ------
Brinson Fund - Class I
Brinson Fund - Class N
UBS Investment Funds Class

GLOBAL TECHNOLOGY FUND

Name & Address of Beneficial Owners        Number of               Percentage
-----------------------------------        ---------               ----------
                                           Shares
                                           ------
Brinson Fund - Class I
Brinson Fund - Class N
UBS Investment Funds Class

Do the Trustees and Officers of the Trust Own Shares of the Series?

As of the Record Date, the Trustees and officers of the Trust owned the following number of shares of beneficial interest of the Funds and the other series of the Trust:

 Name and Position(s)
 --------------------
   with the Trust             Title of Class           Ownership of Shares
   --------------             --------------           -------------------

Frank K. Reilly                                                 _______
  Chairman and Trustee

Walter E. Auch                                                  _______
  Trustee

Andrew J. O'Reilly*                                             _______
  Trustee

Edward M. Roob                                                  _______
  Trustee

Thomas J. Digenan                                               _______
  President

Carolyn M. Burke                                                _______
  Vice President,
  Treasurer, Secretary
  and Principal
  Accounting Officer

David E. Floyd                                                  _______
  Assistant Secretary

Mark F. Kemper                                                  _______
  Assistant Secretary

Alanna N. Palmer                                                _______
  Assistant Secretary


*  "Interested person" of the Trust as that term is defined in the 1940 Act.

Mr. O'Reilly is the Treasurer, Chief Financial Officer and Managing Director of Brinson, the Trust's investment advisor and manager, and, as such, is an

"interested person" (as that term is defined in the 1940 Act) of the Trust. In addition, Mr. Digenan, Ms. Burke, Mr. Floyd, Mr. Kemper and Ms. Palmer are officers and/or employees of Brinson. These individuals do not receive any compensation from the Trust.

As of September 18, 2000, each individual officer and Trustee of the Trust owned beneficially less than 1% of the outstanding shares of each class of each Fund and of the Trust. Also, as of September 18, 2000, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of each class of the Funds and of the Trust.

None of the Trustees or executive officers have familial relationships with any other Trustee or executive officer.

Voting Methods. You may vote your shares in one of several ways. You can vote by mail, fax, or in person at the Special Meeting.

To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided. To vote by fax, sign the proxy and fax both sides of the card to 1-888-796-9932.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted IN FAVOR of the Amended Brinson Agreements (Proposal 1), IN FAVOR of the approval of the Sub-Advisory Agreements with UBS New York (Proposal 2), IN FAVOR of the amendments to the Funds' fundamental investment restrictions (Proposals 3(a)-3(h)) and IN FAVOR of the elimination of certain fundamental investment restrictions of the Funds (Proposals 4(a)-4(c)).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Trust. The Trust reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Trust does not reimburse Trustees and officers of the Trust, or regular employees and agents of Brinson or CGFSC involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, Brinson or CGFSC, or, if necessary, a commercial firm retained for this purpose. If the Trust engages a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders, the anticipated cost, including out-of-pocket expenses, will range between $4,000 and $6,000.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum and Required Vote. The presence, in person or by proxy, of the holders of record of a majority of the shares of the Funds, issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at the Special Meeting for the Trust. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" likely will be counted as present, but likely not treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of treating abstentions and broker non-votes as if they were votes against the proposal.
           -------

The approval of each Proposal described in this Proxy Statement for each Fund will be determined on the basis of a vote of a "majority of the outstanding voting securities" of the Fund, as defined in and required by the 1940 Act.
This vote requires the lesser of (A) 67% or more of the voting securities of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of such Fund.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 209 South LaSalle Street, Chicago, Illinois 60604, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                             Respectfully,


                                             Carolyn M. Burke
                                             Secretary of The Brinson Funds
September 25, 2000
Chicago, Illinois

                                                                       EXHIBIT A
                                                                       ---------

                   CURRENT INVESTMENT ADVISORY AGREEMENT FOR
                   -----------------------------------------
                          U.S. SMALL CAP GROWTH FUND
                          --------------------------

                         INVESTMENT ADVISORY AGREEMENT

AGREEMENT made this 18th day of December, 1998 by and between The Brinson Funds, a Delaware Business Trust (the "Trust") and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

     1.   Duties of the Advisor.   The Trust hereby appoints the Advisor to act
          ---------------------
as investment advisor to the U.S. Small Capitalization Growth Fund for the period and on such terms set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities which the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's Prospectus and Statement of Additional Information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein. With respect to foreign securities, at its own expense, the Advisor may obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it may not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

     2.   Portfolio Transactions.  The Advisor shall provide the Series with a
          ----------------------
trading department and with respect to foreign securities, the Advisor is authorized to utilize the trading department of its foreign subsidiaries. The Advisor shall select, and with respect to its foreign subsidiaries, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the accounts, including the Series, as to which it exercises investment discretion. The Advisor will promptly communicate to the officers and directors of the Trust such information relating to the Series transactions as they may reasonably request.

     3.   Compensation of the Advisor.  For the services to be rendered by the
          ---------------------------
Advisor as provided in Section 1 and 2 of this Agreement, the U.S. Small Capitalization Growth Fund shall pay to the Advisor annual management fees of 1.00%, calculated on the Series' daily net assets to be paid to the Advisor within five business days after the end of each month.

     In the event of termination of this Agreement, the fee provided in this
Section 3 shall be paid an a pro rata basis, based on the number of days when this Agreement was in effect.

     4.   Reports.  The Series and the Advisor agree to furnish to each other
          -------
such information regarding their operations with regard to their affairs as each may reasonably request.

     5.   Status of Advisor.  The services of the Advisor to the Series are not
          -----------------
to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

     6.   Liability of Advisor.  In the absence of willful misfeasance, bad
          --------------------
faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

     7.   Duration and Termination.  This Agreement shall become effective on
          ------------------------
December 18, 1998 provided that first it is approved by the Board of Trustees of
-----------------
the Trust, including a majority of those trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act of 1940, and by the holders of a majority of the outstanding voting securities of the Series; and shall continue in effect until December 18, 2000.  Thereafter, this Agreement may continue in
             -----------------
effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees or, (ii) by the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in Section 15(c) of the Investment Company Act of 1940. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     8.   Name of Advisor.  The parties agree that the Advisor has a proprietary
          ---------------
interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefore.

     9.   Severability.  If any provisions of this Agreement shall be held or
          ------------
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this 18th of December, 1998.


ATTEST:                                      THE BRINSON FUNDS

By:  /s/ David E. Floyd                      By: /s/ E. Thomas McFarlan
     ------------------                          ----------------------
     David E. Floyd                              E. Thomas McFarlan
     Assistant Secretary                         President


ATTEST:                                      BRINSON PARTNERS, INC.

By:  /s/ Mark F. Kemper                      By: /s/ Henry Doorn, Jr.
     ------------------                          --------------------
     Mark F. Kemper                              Henry Doorn, Jr.
     Assistant Secretary                         President

                                                                       EXHIBIT B
                                                                       ---------

                  PROPOSED INVESTMENT ADVISORY AGREEMENT FOR
                  -------------------------------------------
                          U.S. SMALL CAP GROWTH FUND
                          --------------------------

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made this ____ day of _________, 2000 by and between The Brinson Funds, a Delaware business trust (the "Trust"), and Brinson Partners, Inc., a Delaware corporation (the "Advisor").

     1.   Duties of the Advisor.  The Trust hereby appoints the Advisor to act
          ---------------------
as investment adviser to the U.S. Small Cap Growth Fund (the "Series") for the period and on such terms as are set forth in this Agreement. The Trust employs the Advisor to manage the investment and reinvestment of the assets of the Series, to continuously review, supervise and administer the investment program of the Series, to determine in its discretion the assets to be held uninvested, to provide the Trust with records concerning the Advisor's activities that the Trust is required to maintain, and to render regular reports to the Trust's officers and Board of Trustees concerning the Advisor's discharge of the foregoing responsibilities. The Advisor shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Trust, and in compliance with the objectives, policies and limitations set forth in the Trust's prospectuses and statement of additional information. The Advisor accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings, equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2.   Portfolio Transactions.  The Advisor shall provide the Series with a
          ----------------------
trading department. The Advisor shall select, and with respect to the use of any sub-advisers, shall monitor the selection of, the brokers or dealers that will execute the purchases and sales of securities for the Series and is directed to use its best efforts to ensure that the best available price and most favorable execution of securities transactions for the Series are obtained. Subject to policies established by the Board of Trustees of the Trust and communicated to the Advisor, it is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or in respect of the Series, or be in breach of any obligation owing to the Trust or in respect of the Series under this Agreement, or otherwise, solely by reason of its having caused the Series to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Series in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Advisor's overall responsibilities with respect to the Series and to other funds and advisory accounts for which the Advisor, or any Sub-Adviser, as defined in Section 7 hereof, exercises investment discretion. The Advisor will promptly communicate to the officers and Trustees of the Trust such information relating to the Series transactions as they may reasonably request.

     3.   Compensation of the Advisor.  For the services to be rendered by the
          ---------------------------
Advisor as provided in Sections 1 and 2 of this Agreement, the Series shall pay to the Advisor, within five business days after the end of each calendar month, a monthly fee of one twelfth of 1.00% of the Series' average daily net assets for the month.

     In the event of termination of this Agreement, the fee provided in this
Section 3 shall be paid on a pro rata basis, based on the number of days when this Agreement was in effect.

     4.   Reports.  The Series and the Advisor agree to furnish to each other
          -------
such information regarding their operations with regard to their affairs as each may reasonably request.

     5.   Status of Advisor.  The services of the Advisor to the Series are not
          -----------------
to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Series are not impaired thereby.

     6.   Liability of Advisor.  In the absence of willful misfeasance, bad
          --------------------
faith, gross negligence or reckless disregard by the Advisor of its obligations and duties hereunder, the Advisor shall not be subject to any liability whatsoever to the Series, or to any shareholder of the Series, for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Series.

     7.   Delegation of Responsibilities to Sub-Advisers.  The Advisor may, at
          ----------------------------------------------
at its expense, select and contract with one or more investment advisers registered under the Investment Advisers Act of 1940, as amended ("Sub-Advisers") to perform some or all of the services for the Series for which it is responsible under this Agreement. The Advisor will compensate any Sub-Adviser for its services to the Series. The Advisor may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibility of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Series' shareholders is obtained. The

Advisor shall continue to have responsibility for all advisory services furnished by any Sub-Adviser.

     8.   Duration and Termination.  This Agreement shall become effective on
          ------------------------
___________, 2000, provided that first it is approved by the Board of Trustees of the Trust, including a majority of those Trustees who are not parties to this Agreement or interested persons of any party hereto, in the manner provided in
Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), and by the holders of a majority of the outstanding voting securities of the Series; and shall continue in effect until ____________, 2002. Thereafter, this Agreement may continue in effect only if such continuance is approved at least annually by: (i) the Trust's Board of Trustees, or (ii) the vote of a majority of the outstanding voting securities of the Series; and in either event by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party in the manner provided in
Section 15(c) of the 1940 Act. This Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Series on 60 days' written notice to the Advisor. This Agreement may be terminated by the Advisor at any time, without the payment of any penalty, upon 60 days' written notice to the Trust. This Agreement will automatically terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 8, the terms "assignment," "interested person," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act and Rule 18f-2 thereunder.

     9.   Name of Advisor.  The parties agree that the Advisor has a proprietary
          ---------------
interest in the name "Brinson," and the Trust agrees to promptly take such action as may be necessary to delete from its corporate name and/or the name of the Series any reference to the name of the Advisor promptly after receipt from the Advisor of a written request therefor.

     10.  Severability.  If any provisions of this Agreement shall be held or
          ------------
made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of _________, 2000.

Attest:                                      THE BRINSON FUNDS


By:___________________________               By:___________________________
Name:                                        Name:
Title:                                       Title:


Attest:                                      BRINSON PARTNERS, INC.


By:___________________________               By:___________________________
Name:                                        Name:
Title:                                       Title:

                                                                       EXHIBIT C
                                                                       ---------

              PROPOSED SUB-ADVISORY AGREEMENT BETWEEN THE BRINSON
              ---------------------------------------------------

                TRUST AND UBS ASSET MANAGEMENT (NEW YORK), INC.
                -----------------------------------------------

                               THE BRINSON FUNDS

                             ________________ FUND

                            SUB-ADVISORY AGREEMENT


          AGREEMENT, made by and between BRINSON PARTNERS, INC., a Delaware corporation (the "Investment Manager"), and UBS ASSET MANAGEMENT (NEW YORK), INC., a New York corporation (the "Sub-Adviser").

                                  WITNESSETH:

          WHEREAS, THE BRINSON FUNDS, a Delaware business trust (the "Trust"), has been organized and operates as an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and engages in the business of investing and reinvesting its assets in securities; and

          WHEREAS, the Investment Manager and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended, and engage in the business of providing investment management services; and

          WHEREAS, the Investment Manager and the Trust, on behalf of the _____________________________ Fund series (the "Series"), have entered into an agreement dated as of _____________, 2000 (the "Investment Management Agreement"), whereby the Investment Manager provides investment advisory services to the Trust on behalf of the Series; and

          WHEREAS, the Investment Management Agreement permits the Investment Manager to hire one or more sub-advisers to assist the Investment Manager in providing investment advisory services to the Series;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

          1. The Investment Manager hereby employs the Sub-Adviser, subject always to the Investment Manager's control and supervision, to manage the investment and reinvestment of that portion of the Series' portfolio as the

Investment Manager shall designate from time to time, and to furnish the Investment Manager with investment recommendations, asset allocation advice, research and other investment services, subject to the direction of the Board of Trustees and officers of the Trust for the period and on the terms hereinafter set forth. The Sub-Adviser hereby accepts such employment and agrees during such period to render the services and assume the obligations herein set forth for the compensation herein provided. The Sub-Adviser shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent of the Trust. The Sub-Adviser shall regularly make decisions as to what securities to purchase and sell on behalf of the Series, shall effect the purchase and sale of investments in furtherance of the Series' investment objectives and policies by placing transactions through its trading department or the Investment Manager's trading department, and shall furnish the Board of Trustees of the Trust with such information and reports regarding the Series' investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. The Sub-Adviser shall act in conformity with the Agreement and Declaration of Trust and By-Laws of the Trust, and the Series' prospectus and with the instructions and directions of the Investment Manager and of the Board of Trustees of the Trust, and shall conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations consistent with the provisions of Section 15(c) of the 1940 Act.

          2. (a) Subject to the primary objective of obtaining the best available prices and execution, the Sub-Adviser will place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to the Sub-Adviser or to any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Series or who sell shares of any other fund for which the Investment Manager or Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of the funds for which the Investment Manager or Sub-Adviser provides advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers, Inc.

               (b) Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Sub-Adviser may ask the Trust, on behalf of the Series, and the Trust, on behalf of the Series, may agree to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Trust and the Sub-Adviser have determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Series and to other funds and other advisory accounts for which the Investment Manager or the Sub-Adviser exercises investment discretion.

          3. As compensation for the services to be rendered to the Series by the Sub-Adviser under the provisions of this Agreement, the Investment Manager shall pay to the Sub-Adviser a monthly fee equal to one twelfth of 0.10% of the fee paid to the Investment Manager under the terms of the Investment Management Agreement.

          If this Agreement is terminated prior to the end of any calendar month, the sub-advisory fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

          4. The services to be rendered by the Sub-Adviser to the Series under the provisions of this Agreement are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

          5. The Sub-Adviser, its directors, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Series or to any other investment company, corporation, association, firm or individual.

          6. In the absence of willful misfeasance, bad faith, gross negligence, or a reckless disregard of the performance of duties of the Sub-Adviser to the Series, the Sub-Adviser shall not be subject to liability to the Series or to any shareholder of the Series for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise.

          7. (a) This Agreement shall be executed and become effective as of the date written below. It shall continue in effect for a period of two years and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

               (b) No amendment to this Agreement shall be effective for the Series unless approved by: (i) a majority of the Trustees; and (ii) a majority of the outstanding voting securities of the Series. Notwithstanding the foregoing, this Agreement may be amended as to the Series without the approval of a majority of the outstanding voting securities of the Series if the amendment relates solely to a change that is permitted or not prohibited under federal law, rule, regulation or SEC staff interpretation thereof to be made without shareholder approval.

          Notwithstanding the foregoing, this Agreement may be terminated as to the Series by the Investment Manager or the Trust at any time, without the payment of a penalty, on not more than sixty days' written notice to the Sub-Adviser, of the Investment Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board of Trustees of the Trust or pursuant to vote of a majority of the outstanding voting securities of the Series. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on not more than sixty days' written notice to the Investment Manager and the Trust of its intention to do so. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination.
This Agreement shall automatically terminate in the event of its assignment. This Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

          8. This Agreement shall extend to and bind the heirs, executors, administrators and successors of the parties hereto.

          9. For the purposes of this Agreement, the terms "vote of a majority of the outstanding voting securities;" "interested person;" and "assignment" shall have the respective meanings set forth in the 1940 Act.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by having it signed by their duly authorized officers as of the ____ day of ____________, 2000.

                                             BRINSON PARTNERS, INC.


Attest:________________________              By:_______________________
Name:                                        Name:
Title:                                       Title:


                                             UBS ASSET MANAGEMENT
                                             (NEW YORK), INC.



Attest:________________________              By:_______________________
Name:                                        Name:
Title:                                       Title:


Agreed to and accepted as of the day and year first above written:


                                             THE BRINSON FUNDS
                                             for the _____________ FUND



Attest:________________________              By:_______________________
Name:                                        Name:
Title:                                       Title:

                          U.S. SMALL CAP GROWTH FUND

         Proxy for Special Meeting of Shareholders - October 30, 2000

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S. Small Cap Growth Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 30, 2000, at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

           By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                                FOR          [_]

Proposal 1  To approve amendments to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc. ("Brinson")

                                   FOR          [_]
                                   AGAINST      [_]
                                   ABSTAIN      [_]

Proposal 2  To approve the Sub-Advisory Agreement between Brinson and UBS Asset
            Management (New York), Inc.

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

Proposal 3    To make amendments to the Fund's fundamental investment
              restrictions:
       3 (a)  To amend the Fund's fundamental investment restriction regarding borrowing

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (c) To amend the Fund's fundamental investment restriction regarding lending

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (g) To amend the Fund's fundamental investment restriction regarding concentration

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       3 (h) To amend the Fund's fundamental investment restriction regarding diversification

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

Proposal 4    To eliminate certain fundamental investment restrictions of the
              Fund:

       4 (a) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       4 (b) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]

       4 (c) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                                FOR          [_]
                                AGAINST      [_]
                                ABSTAIN      [_]



                                        YOUR VOTE IS IMPORTANT
                                        Please complete, sign and return
                                        this card as soon as possible.


                                        ---------------------------------------
                                        Dated


                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          U.S. LARGE CAP GROWTH FUND

         Proxy for Special Meeting of Shareholders - October 30, 2000

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S. Large Cap Growth Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 30, 2000, at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

           By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                         FOR      [_]

Proposal 1     To approve amendments to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc. ("Brinson")

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

Proposal 2     To approve the Sub-Advisory Agreement between Brinson and UBS
               Asset Management (New York), Inc.

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

Proposal 3     To make amendments to the Fund's fundamental investment
               restrictions:
     3 (a)     To amend the Fund's fundamental investment restriction regarding borrowing

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (c) To amend the Fund's fundamental investment restriction regarding lending

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     3 (g) To amend the Fund's fundamental investment restriction regarding concentration

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

Proposal 4     To eliminate certain fundamental investment restrictions of the
               Fund:

     4 (a) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     4 (b) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

     4 (c) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                              FOR            [_]
                              AGAINST        [_]
                              ABSTAIN        [_]

                                        YOUR VOTE IS IMPORTANT
                                        Please complete, sign and return
                                        this card as soon as possible.


                                        _________________________________
                                        Dated

                                        _________________________________
                                        Signature

                                        _________________________________
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                HIGH YIELD FUND

         Proxy for Special Meeting of Shareholders - October 30, 2000


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S. Small Cap Growth Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 30, 2000, at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                           FOR          [_]

Proposal 1  To approve amendments to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc. ("Brinson")

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

Proposal 2  To approve the Sub-Advisory Agreement between Brinson and UBS Asset
            Management (New York), Inc.

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

Proposal 3    To make amendments to the Fund's fundamental investment
              restrictions:
       3 (a)  To amend the Fund's fundamental investment restriction regarding borrowing

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (c) To amend the Fund's fundamental investment restriction regarding lending

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       3 (g) To amend the Fund's fundamental investment restriction regarding concentration

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]


Proposal 4    To eliminate certain fundamental investment restrictions of the
              Fund:

       4 (a) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       4 (b) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

       4 (c) To eliminate the Fund's fundamental investment restriction regarding investments in oil, gas and/or mineral exploration or development programs or leases

                           FOR          [_]
                           AGAINST      [_]
                           ABSTAIN      [_]

                                   YOUR VOTE IS IMPORTANT
                                   Please complete, sign and return
                                   this card as soon as possible.


                                   ____________________________________
                                   Dated


                                   ____________________________________
                                   Signature


                                   ____________________________________
                                   Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                              GLOBAL BIOTECH FUND

         Proxy for Special Meeting of Shareholders - October 30, 2000

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the U.S. Small Cap Growth Fund (the "Fund"), a series of The
Brinson Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn
M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on
October 30, 2000, at The Rookery Building, 209 South LaSalle Street,
Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE
BRINSON FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

      By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                        FOR               [_]

Proposal 1  To approve amendments to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson
            Partners, Inc. ("Brinson")

                              FOR              [_]
                              AGAINST          [_]
                              ABSTAIN          [_]

Proposal 2  To approve the Sub-Advisory Agreement between Brinson and
            UBS Asset Management (New York), Inc.

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

Proposal 3    To make amendments to the Fund's fundamental investment
              restrictions:
       3 (a)  To amend the Fund's fundamental investment restriction regarding borrowing

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

      3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

      3 (c) To amend the Fund's fundamental investment restriction regarding lending

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

      3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

      3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

       3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]


Proposal 4     To eliminate certain fundamental investment restrictions of the
               Fund:

       4 (a) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]

       4 (b) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                                FOR        [_]
                                AGAINST    [_]
                                ABSTAIN    [_]


                                        YOUR VOTE IS IMPORTANT
                                        Please complete, sign and return
                                        this card as soon as possible.


                                        --------------------------------
                                        Dated


                                        --------------------------------
                                        Signature


                                        --------------------------------
                                        Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                            GLOBAL TECHNOLOGY FUND

          Proxy for Special Meeting of Shareholders - October 30, 2000

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of the Global Technology Fund (the "Fund"), a series of The Brinson Funds (the "Trust"), hereby appoint Thomas J. Digenan, Carolyn M. Burke and Alanna N. Palmer, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned may be entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on October 30, 2000, at The Rookery Building, 209 South LaSalle Street, Chicago, IL 60604, at 4:00 p.m., Central time, and at any adjournment thereof.

The proxies named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. The matters being considered have been proposed by management. The matters being proposed are related to, but not conditioned on, the approval of each other, except as noted. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE BRINSON FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

           By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy.

                            FOR      [_]

Proposal 1  To approve amendments to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Brinson Partners, Inc. ("Brinson")

                               FOR                [_]
                               AGAINST            [_]
                               ABSTAIN            [_]

Proposal 2  To approve the Sub-Advisory Agreement between Brinson and UBS Asset
            Management (New York), Inc.

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

Proposal 3  To make amendments to the Fund's fundamental investment restrictions:
     3 (a) To amend the Fund's fundamental investment restriction regarding borrowing

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     3 (b) To amend the Fund's fundamental investment restriction regarding underwriting

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     3 (c) To amend the Fund's fundamental investment restriction regarding lending

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     3 (d) To amend the Fund's fundamental investment restriction regarding investments in real estate

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     3 (e) To amend the Fund's fundamental investment restriction regarding investments in commodities

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     3 (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities and making short sales

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

Proposal 4  To eliminate certain fundamental investment restrictions of the
            Fund:

     4 (a) To eliminate the Fund's fundamental investment restriction regarding purchasing securities on margin

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]

     4 (b) To eliminate the Fund's fundamental investment restriction regarding investing in other investment companies

                            FOR                [_]
                            AGAINST            [_]
                            ABSTAIN            [_]



                                   YOUR VOTE IS IMPORTANT
                                   Please complete, sign and return
                                   this card as soon as possible.


                                   ______________________________________
                                   Dated

                                   ______________________________________
                                   Signature

                                   ______________________________________
                                   Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                      -3-